EXHIBIT 32

                    CERTIFICATION OF CHIEF EXECUTIVE OFFICER
                        AND PRINCIPAL ACCOUNTING OFFICER
                         PURSUANT TO SECTION 906 OF THE
                           SABANES-OXLEY ACT OF 2002


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                                                                      Exhibit 32

                            Certification pursuant to
                             18 U.S.C. Section 1350,
                             as adopted pursuant to
                  Section 906 of the Sarbanes-Oxley Act of 2002

Donald Mindiak, President, Chief Executive Officer and Chief Financial Officer and Thomas M. Coughlin, Chief Operating Officer of BCB Bancorp, Inc. (the "Company") each certify in his capacity as an officer of the Company that he has reviewed the annual report of the Company on Form 10-K for the fiscal year ended December 31, 2008 and that to the best of his knowledge:

      (1) the report fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

      (2) the information contained in the report fairly presents, in all material respects, the financial condition and results of operations of the Company.

The purpose of this  statement  is solely to comply  with Title 18,  Chapter 63,
Section 1350 of the United States Code, as amended by Section 906 of the Sarbanes-Oxley Act of 2002.

March 27, 2009                           /s/ Donald Mindiak
--------------                           ---------------------------------------
Date                                     President, Chief Executive Officer and
                                         Chief Financial Officer

March 27, 2009                           /s/ Thomas M. Coughlin
--------------                           ---------------------------------------
Date                                     Principal Accounting Officer and
                                         Chief Operating Officer